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                                                                  EXHIBIT A

                      LOAN AND WARRANT PURCHASE AGREEMENT


                             DATED OCTOBER 25, 1996


                                 BY AND BETWEEN


                                 BEV-TYME, INC.


                                      AND


                           ULSTER INVESTMENTS LIMITED



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                               TABLE OF CONTENTS
                                                          PAGE

ARTICLE I.  TERMS OF CREDIT AND PURCHASE OF SECURITIES..  1
   1.1      The Loan....................................  1
   1.2      The Note....................................  1
   1.3      Interest on the Note........................  1
   1.4      Payment Schedule............................  2
   1.5      Prepayments.................................  2
   1.6      Warrant Issuances...........................  2

ARTICLE II.  SECURITY...................................  3
   2.1      Security Documents..........................  3

ARTICLE III.  CONDITIONS TO THE LOAN....................  3
   3.1      Receipt of Documents........................  3
   3.2      Representations and Warranties..............  4
   3.3      No Default..................................  4
   3.4      No Litigation...............................  4

ARTICLE IV. LENDER REPRESENTATIONS AND WARRANTIES.......  4
   4.1      Organization................................  4
   4.2      Due Authorization...........................  4
   4.3      Validity of this Agreement..................  5
   4.4      Regulation S Aspects........................  5

   4.5      Survival of Representations.................  6

ARTICLE V.  COMPANY REPRESENTATIONS AND WARRANTIES.......  6

    5.1      Organization................................  6
    5.2      Due Authorization...........................  6
    5.3      Validity of this Agreement; Reservation
             of Securities...............................  6
    5.4      Litigation..................................  7
    5.5      Title to Assets.............................  7
    5.6      Guarantees and Indebtedness.................  7
    5.7      Taxes.......................................  7
    5.8      Accuracy of Information.....................  7
    5.9      Material Agreements.........................  8
    5.10     Defaults....................................  8
    5.11     Regulation S Aspects........................  8
    5.12     Survival of Representation..................  9


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ARTICLE VI.  AFFIRMATIVE COVENANTS......................  9
   6.1      Financial Statements and Reports............  9
   6.2      Maintenance of Corporate Existence..........  9
   6.3      Taxes.......................................  9
   6.4      Notices..................................... 10
   6.5      Compliance with Laws........................ 10
   6.6      Books and Record............................ 10
   6.7      Insurance................................... 10
   6.8      Maintain Property........................... 11
   6.9      Prompt Performance.......................... 11

ARTICLE VII. NEGATIVE COVENANTS......................... 11
   7.1      Consolidation, Merger, Sale of Assets....... 11
   7.2      Liens....................................... 11
   7.3      Additional Indebtedness..................... 11
   7.4      Guaranties.................................. 11
   7.5      Loan; Investments........................... 11
   7.6      Dividends................................... 11
   7.7      Payment of Other Indebtedness............... 11
   7.8      Stock Split or Combination; Par Value....... 12

ARTICLE VIII. EVENTS OF DEFAULT AND REMEDIES............ 12
   8.1      Events of Default........................... 12
   8.2      Remedies.................................... 13

ARTICLE IX. MISCELLANEOUS............................... 13
   9.1      Amendment and Waiver........................ 13
   9.2      Severability................................ 13
   9.3      Headings.................................... 13
   9.4      No Waivers. ................................ 14

   9.5      Notices..................................... 14
   9.6      Governing Law............................... 14
   9.7      Successors and Assigns. .................... 15
   9.8      Recitals Incorporated....................... 15
   9.9      Expenses.................................... 15


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                     LOAN AND SECURITIES PURCHASE AGREEMENT

         THIS LOAN AND SECURITIES PURCHASE AGREEMENT is made this 25th day of October, 1996 by and between Bev-Tyme, Inc., a Delaware corporation (the "Company"), and Ulster Investments Limited, a corporation organized under the laws of Antigua, West Indies ("Lender").

                                    RECITALS

         A. The Company desires to borrow from the Lender the aggregate principal sum of $248,000.00, which loan shall be secured by a lien on all of the assets of the Company.

         B. The Lender desires to make a loan in the aggregate principal amount of $248,000.00 to the Company and to acquire certain warrants to purchase securities of the Company for an aggregate purchase price of $2,000.00.

         In consideration of the foregoing, the mutual promises and covenants set forth herein, and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:


ARTICLE I.  TERMS OF CREDIT AND PURCHASE OF SECURITIES

         1.1 The Loan. Upon and subject to the conditions of this Agreement, the Lender agrees to make a loan to the Company (the "Loan") on or before October 25, 1996 (the "Closing") in the principal amount of Two Hundred Forty Eight Thousand and No/100 Dollars ($248,000.00).

         1.2 The Note. The Loan shall be evidenced by a promissory note (the "Note") of even date herewith or such date as same shall have been funded, if later, without modification of the maturity date, in the amount of such Loan, payable to the order of the Lender in accordance with Section 1.4 below and maturing on October 25, 1997 (the "Maturity Date"). The Note will be in the form attached hereto as Exhibit A.

         1.3 Interest on the Note. The Company agrees to pay interest on the unpaid principal balance of the Note outstanding from time to time at a rate equal to ten percent (10%) per annum (the "Interest Rate") (calculated on the basis of the actual number of days elapsed and a 360 day year) and overdue amounts under the Note shall bear interest at a rate equal to fifteen percent (15%).

Notwithstanding anything to the contrary contained herein, in no event shall interest be payable at a rate higher than that permitted by any applicable laws. Should Lender receive any payment that is or would be in excess of that permitted to be charged under then applicable law, the

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amount in excess of the applicable rate shall automatically be applied to reduce the principal sum outstanding under the Note.




         1.4      Payment Schedule.

                  (a) Principal Payment. The Company shall pay to the holder of the Note the entire principal amount of the Note on the Maturity Date, subject to earlier payment in accordance with Section 1.5 or Article VIII below.

                  (b) Interest Payment. Interest shall be due and payable on the Maturity Date.

         1.5      Prepayments.

                  The Note may be prepaid in whole or in part, at any time, without premium or penalty. All prepayments shall be applied first to the payment of any costs of collection, then to the payment of accrued interest and thereafter to principal. Any prepayment of the Note by the Company shall have no effect on the rights of the Lender with respect to the Warrants and the underlying Securities, as each term is defined in Section 1.6 below.

         1.6      Warrant Issuances.

                  Concurrent with the closing of the Loan, the Lender shall purchase and the Company shall issue a warrant to purchase 100,000 shares of the Company's Common Stock, $.0001 par value per share and a warrant to purchase 100,000 shares of the Company's Preferred Stock, $.0001 par value per share (hereinafter the "Warrants" and the shares of Common Stock and Preferred Stock underlying the Warrants, including any adjusted number, are hereinafter referred to as the "Securities"). The Warrants will be purchased for an aggregate purchase price of $2,000.00. The Warrants to purchase the Company's Common Stock will have an exercise price of $0.10 per share and the Warrants to purchase the Company's Preferred Stock will have an exercise price of $0.50 per share, subject to adjustment as provided in the Warrants. Upon exercise of the Warrants, the underlying Securities shall be fully paid and non-assessable. The Warrants will be in the forms attached hereto as Exhibits B-1 and B-2. In the event the Lender is unable to sell the Securities to the public in an open market transaction at any time after a 40-day restricted period immediately following the Closing due to any statute, administrative order, rule, regulation, court decision or regulatory interpretation which amends or repeals Regulation S as promulgated by the Securities and Exchange Commission or otherwise makes it unavailable to the Lender or due to any breach of warranty, representation or covenant by the Company, the Lender shall be entitled to the rights contained in a Registration Rights Agreement in the form attached hereto as Exhibit C.


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ARTICLE II.  SECURITY



         2.1 Security Documents. Payment of the Loan shall be secured by the following described instruments and documents:


                  (a) Security Agreement. The form of Security Agreement attached hereto as Exhibit D (the "Security Agreement"), pursuant to which the Company will grant to the Lender a security interest in all of the Company's assets and property (the "Collateral") including, but not limited to, its present and after acquired inventory; accounts receivable; contract rights; chattel paper; instruments evidencing any obligation to the Company for payment for goods sold or leased or services rendered; interests of the Company in any goods sold or leased; all guaranties and other property securing the payment of or performance under any accounts receivable, contract rights, or any such chattel paper or instruments; mailing and customer lists; and all proceeds of any of the foregoing, all in accordance with the terms and conditions of the Security Agreement.

                  (b) Financing Statements. Uniform Commercial Code financing statements (the "UCC Financing Statements") and any other instruments or documents deemed advisable by the Lender to perfect and continue its security interest in the Collateral (subject only to such other security interests as are allowed under the Security Agreement).


ARTICLE III.  CONDITIONS TO THE LOAN

         The obligation of the Lender to make its Loan hereunder is subject to the satisfaction of each of the following conditions, unless waived in writing by the Lender:

         3.1 Receipt of Documents. The receipt by the Lender of all of the following:

                  (a) This Agreement, the Note, the Warrants, the Registration Rights Agreement and the Security Agreement, all appropriately completed and duly executed by the Company;

                  (b) UCC Financing Statements, or any assignments or terminations thereof, deemed necessary and proper by the Lender to perfect its security interest in the Collateral (subject only to such other security interests as are allowed under the Security Agreement), all appropriately completed and duly executed by the Company and any other necessary parties thereof;


                  (c) A Certificate of Good Standing dated within seven days of the date of this Agreement from the Secretary of State of Delaware;

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                  (d) A copy of the Company's Bylaws certified as of a recent date by the Secretary of the Company;

                  (e) A copy of the Company's Certificate of Incorporation certified as of a recent date by the Secretary of State of Delaware;

                  (f) A copy of resolutions of the Company's Board of Directors approving this transaction, certified as of the date hereof by the Secretary of the Company, such resolutions to be in form and substance satisfactory to the Lender;

                  (g) A Certificate of Good Standing dated within seven days of the date of this Agreement from the Secretary of State of New York authorizing the Company to transact business in New York;

                  (h) Such other instruments and documents as may be reasonably requested by the Lender.

         3.2 Representations and Warranties. The representations and warranties of the Company set forth in Article V are true and correct in all material respects on the date hereof.

         3.3 No Default. No Event of Default shall have occurred and be continuing.

         3.4 No Litigation. No litigation, arbitration or governmental investigation or proceeding shall be pending, or, to the knowledge of the Company, threatened, against the Company or affecting the business or operations of the Company which, if determined adversely to the Company, would have a material adverse effect on the operation or financial condition of the Company.



ARTICLE IV. LENDER REPRESENTATIONS AND WARRANTIES

         The Lender represents and warrants to the Company as follows:

         4.1 Organization. The Lender is a corporation validly organized and existing and in good standing under the laws of Antigua, West Indies and has full power and authority to own its property and conduct its business as presently conducted by it.

         4.2 Due Authorization. The execution, deliver and performance by the Lender of this Agreement have been duly authorized by all necessary corporate action, do not require any approval or consent of, or any registration, qualification or filing with, any governmental agent or authority or any approval or consent of any other person (including, without limitation, any stockholder), and do not and will not conflict with, result in any violation of or constitute any default under, any provision of the Lender's Charter or Bylaws, any agreement binding on or

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applicable to the Lender or any of its property, or any law or governmental regulations or court decree or order, binding upon or applicable to the Lender, or any of its property.

         4.3 Validity of this Agreement. The Lender has full power and authority to enter into and perform its obligations under this Agreement, and to otherwise carry out the transactions contemplated by this Agreement. This Agreement is the legal, valid and binding obligation of the Lender, enforceable in accordance with its terms, subject only to bankruptcy, insolvency, reorganization, moratorium or similar laws, rulings or decisions at the time in effect affecting the enforceability of rights of creditors generally and to general equitable principles which may limit the right to obtain equity remedies.

         4.4      Regulation S Aspects.

                  (a) The Lender is not a "U.S. Person" as defined by Rule 902 of Regulation S as promulgated by the U.S. Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Securities Act"), was not organized under the laws of any U.S. jurisdiction, and was not formed for the purpose of purchasing the Warrants or the underlying Securities;

                  (b) At the time the buy order for the Warrants was originated, the Lender was outside the United States;

                  (c) No offer to purchase the Warrants or the underlying Securities was made in the United States;

                  (d) The Lender is purchasing the Warrants for its own account for investment purposes and not with a view towards distribution and certifies that the distribution of the Warrants has been completed;

                  (e) All subsequent offers and sales of the Warrants or the underlying Securities will be made (i) outside the United States in compliance with Rule 903 or Rule 904 of Regulation S, (ii) pursuant to registration of the Warrants or the Securities, as applicable, under the Securities Act, or (iii) pursuant to an exemption from such registration. The Lender understands the conditions of the exemption from registration afforded by Section 4(1) of the Securities Act and acknowledges that there can be no assurance that it will be able to rely on such exemption. In any case, the Lender will not resell the Warrants or the Securities to U.S. Persons or within the United States until after the end of a forty (40) day period commencing on the date of purchase of the Warrants (the "Restricted Period");

                  (f) Upon exercise of either of the Warrants, the person exercising the Warrant will give: (i) written certification that it is not a U.S. person and the Warrant is not being exercised on behalf of a U.S. person or (ii) a written opinion of counsel to the


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         effect that the Warrants and the Securities delivered upon exercise thereof have been registered under the Securities Act or are exempt from registration thereunder; and

                  (g) The Lender represents that it has not entered into any short sales with respect to the Common Stock of the Company and agrees that it will not enter into any such short sales or comparable transactions at any time after the execution of this Agreement by the Lender and prior to the expiration of the Restricted Period.

         4.5 Survival of Representations. All representations and warranties contained in this Article IV shall survive the closing and any investigation at any time made by or on behalf of the Company shall not diminish its rights to rely thereon.


ARTICLE V.  COMPANY REPRESENTATIONS AND WARRANTIES.

         5.1 Organization. The Company is a corporation validly organized and existing and in good standing under the laws of the State of Delaware, has full power and authority to own its property and conduct its business as presently conducted by it and is duly qualified to do business and is in good standing as a foreign corporation in the State of New York and each other jurisdiction where the nature of its business or ownership of property makes such qualification necessary.

         5.2 Due Authorization. The execution, delivery and performance by the Company of this Agreement have been duly authorized by all necessary corporate action, do not require any approval or consent of, or any registration, qualification or filing with, any governmental agency or authority or any approval or consent of any other person (including, without limitation, any stockholder), do not and will not conflict with, result in any violation of or constitute any default under, any provision of the Company's Certificate of Incorporation or Bylaws, any agreement binding on or applicable to the Company or any of its property, or any law or governmental regulations or court decree or order, binding upon or applicable to the Company or any of its property, and will not result in the creation or imposition of any lien on any of its property pursuant to the provisions of any agreement binding on or applicable to the Company or any of its property except pursuant to this Agreement.

         5.3 Validity of this Agreement; Reservation of Securities. The Company has full power and authority to enter into and perform its obligations under this Agreement, to borrow the funds herein provided for, to grant a security interest in its property pursuant to the Security Agreement, to issue the Warrants and, upon exercise thereof, the Securities and to otherwise carry out the transactions contemplated by this Agreement. The Company has reserved, and shall keep reserved at all times during the term of the Warrants, such number of shares of Common Stock and Preferred Stock as shall be required to be issued upon exercise of the Warrants and, in the case of the Warrant to purchase Preferred Stock, upon conversion of the Preferred Stock into Common Stock. This Agreement, the Security Agreement, the Registration Rights Agreement, the Warrants and the Note are legal, valid and binding obligations of the


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Company, enforceable in accordance with their terms, subject only to bankruptcy, insolvency, reorganization, moratorium or similar laws, rulings or decisions at the time in effect affecting the enforceability of rights of creditors generally and to general equitable principles which may limit the right to obtain equitable remedies.

         5.4 Litigation. There is no action, suit or proceeding at law or equity, or before or by any federal, state, local or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, pending, or to the knowledge of the Company threatened, against the Company or any of its property, which if determined adversely would have a material adverse effect on the business, operations or condition (financial or otherwise) of the business or properties of the Company or would otherwise affect the ability of the Company to perform its obligations under this Agreement or the documents delivered in connection herewith; and the Company is not in default with respect to any judgment, writ, injunction, decree, rule or regulation of any court or federal, state, local or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, where such default would have a material adverse effect on the business, operations and condition (financial or otherwise) of the Company.

         5.5 Title to Assets. Except for liens set forth in Exhibit E hereto, the Company has good and marketable title to all of its assets, real and personal. All the Collateral (as that term is defined in the Security Agreement) and other property of the Company is located at the offices of the Company set forth in Exhibit F hereto, and at no other location.

         5.6 Guarantees and Indebtedness. Except as disclosed in Exhibit G, the Company is not a party to any contract of guaranty or suretyship and none of its assets is subject to any contract of that nature. The Company is not indebted to any other party, except to the parties and in the amounts set forth in Exhibit H, and current liabilities incurred in the ordinary course of business.

         5.7 Taxes. The Company has filed all federal, state and other tax returns which are required to be filed through September 30, 1996, and has paid all taxes as shown on said returns, and all taxes due or payable through that date, and all assessments received to the extent such taxes and assessments have become due. All tax liabilities of the Company are adequately provided for on its books, including interest and penalties. No tax liability of a material nature has been asserted by taxing authorities for taxes in excess of those already paid. The Company had made all required withholding deposits.

         5.8 Accuracy of Information. All factual information heretofore or herewith furnished by or on behalf of the Company to the Lender for purposes of, or in connection with this Agreement or any transaction contemplated hereby, is, and all other such factual information hereafter furnished by or on behalf of the Company to the Lender will be, true and accurate in every material respect on the date as of which such information is dated or certified, and no such information contains any material misstatement of fact or omits to state a material fact or any fact necessary to make the statements contained therein not misleading.

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         5.9 Material Agreements. The Company is not a party to any agreement or instrument or subject to any restriction that materially and adversely affects its business, property or assets, operations or condition (financial or otherwise).

         5.10 Defaults. The Company is not in default in the performance, observance or fulfillment of any of the obligations, covenants, or conditions contained in any: (a) agreement to which it is a party, which default might have a material adverse effect on the business, properties or assets, operations, or condition (financial or otherwise) of the Company; or (b) instrument evidencing any indebtedness or under any agreement relating thereto.

         5.11 Regulation S Aspects.

                  (a) The Company is a "Domestic Issuer" and a "Reporting Issuer," as such terms are as defined by Rule 902 of Regulation S. The Company has registered its Common Stock pursuant to Section 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), has filed all the material required to be filed by it pursuant to
         Section 13(a) or Section 15(d) of the Exchange Act for a period of at least 12 months immediately prior to the offer or sale of the Warrants in reliance upon Regulation S and is otherwise in full compliance with all reporting requirements of either Section 13(a) or 15(d) of the Exchange Act. The Company's Common Stock trades on the Nasdaq Small Cap Market;

                  (b) The Company has not offered the Warrants or the underlying Securities to any person in the United States, any identifiable group of U.S. citizens abroad, or to any U.S. person, as defined in Regulation S and hereby certifies that the distribution of the Warrants will be complete upon the issuance of the Warrants to the Lender;


                  (c) At the time the buy order for the Warrants was originated, the Company and/or its agents reasonably believed the Lender was outside the United States and was not a U.S. Person;

                  (d) Neither the Company, any distributor, any of their respective affiliates nor any person acting on behalf of any of the foregoing has conducted any "directed selling efforts" with respect to the Warrants or the underlying Securities within the meaning of Regulation S nor has the Company conducted any general solicitation (as that term is used in Regulation D under the Securities Act) with respect to the Warrants or the underlying Securities;

                  (e) The Company will implement procedures to ensure that the Warrants will not be exercised within the United States and that the Securities will not be delivered within the United States upon exercise other than as permitted in Regulation S unless registered under the Securities Act or unless an exemption from such registration is available; and


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                  (f) Based upon the representations and warranties of the
         Lender and the status of the Company as a "Reporting Issuer," the Company shall, upon exercise of a Warrant, instruct the transfer agent for the Company's Common Stock to issue the certificate(s) of Common Stock or the certificate(s) of Preferred Stock, as applicable, representing the underlying Securities with no restrictive legends of any sort.

         5.12 Survival of Representation. All representations and warranties contained in this Article V shall survive the delivery of the Note and the Warrants and any investigation at any time made by or on behalf of the Lender shall not diminish its rights to rely thereon.


ARTICLE VI.  AFFIRMATIVE COVENANTS

         As long as there remains any amount outstanding under the Note, the Company shall, unless waived in writing by the Lender:

         6.1 Financial Statements and Reports. Furnish to the Lender, at the times set forth below, the following financial statements and reports:

                  (a) At the beginning of every fiscal quarter commencing with the first full fiscal quarter after the Closing, the Company at its own expense shall conduct a search of any tax liens which may have been filed by any governmental authority against the Company and shall deliver to the Lender within five (5) days after completion of such search a copy of the results of such search;


                  (b) All reports or other filings filed with the Securities and Exchange Commission and all other regulatory agencies simultaneously with the filing of such reports or filings with the applicable agency or commission;

                  (c) Within forty-eight (48) hours after the due date of any federal, state or local withholding taxes, evidence satisfactory to the Lender of payment of such taxes; and
                  (d) Such other information concerning the business, operations and condition (financial or otherwise) of the Company as the Lender may from time to time reasonably request.

         6.2 Maintenance of Corporate Existence. Conduct the same general type of business as that now being carried on by the Company and maintain its separate corporate existence in good standing under the laws of the States of Delaware and New York and in such other states as the Company may now be qualified to conduct business or may later have to be qualified.

         all taxes, assessments and other governmental charges and levies against or on any of its property, as well


                                       9

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as claims of any kind which, if unpaid, might become a lien upon any of its properties, unless such tax, levy, charge, assessment or lien is being contested in good faith by the Company and is supported by an adequate book reserve. The Company shall make or cause to be made all required withholding deposits.

         6.4 Notices. As soon as possible, but in no event later than 5 days after obtaining knowledge thereof, give notice to the Lender of:

                  (a) The commencement of any litigation relating to the Company involving claimed damages in excess of $25,000.00;

                  (b) The commencement of any material arbitration or governmental proceeding or investigation not previously disclosed to the Lender which has been instituted or, to the knowledge of the Company, is threatened against the Company or its property which, if determined adversely to the Company, would have a material adverse effect on the business, operations or condition (financial or otherwise) of the Company; and

                  (c) Any actual or threatened Event of Default under this Agreement (provided, however, that such notice shall in no event be construed as delaying the occurrence of any Event of Default or changing the rights and remedies of the Lender with respect thereto).

         6.5 Compliance with Laws. Carry on its business activities in substantial compliance with all applicable federal or state laws and all applicable rules, regulations and orders of all governmental bodies and offices having power to regulate or supervise its business activities. The Company shall maintain all material rights, liens, franchises, permits, certificates of compliance or grants of authority required in the conduct of its business and will file on a timely basis and before any penalty, interest or other late filing charge is incurred all notifications, reports, filings and other information which may be required by the Securities Act or any other act, law, order or regulation to which the Company is subject.

         6.6 Books and Record. Keep books and records reflecting all of its business affairs and transactions in accordance with generally accepted accounting principles consistently applied and permit the Lender, and its representatives, at reasonable times and intervals, to visit all of its offices, discuss its financial matters with officers of the Company and its independent public accountants (and by this provision the Company authorizes its independent public accountants to participate in such discussions) and examine and make copies of any of its books and other corporate records.

         6.7 Insurance. Insure and keep insured all of its property of an insurable value under all-risk policies issued by insurance companies authorized to do business in the relevant states in an amount and with such deductibles as are consistent with past practices.

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

         6.8 Maintain Property. Maintain and keep its assets, property and equipment in good repair, working order and condition and from time to time make or cause to be made all needed renewals, replacements and repairs.

         6.9 Prompt Performance. Promptly perform in all material respects each and every term and condition of this Agreement and of each document delivered in connection herewith, time being of the essence.

ARTICLE VII. NEGATIVE COVENANTS

         As long as there remains any amount outstanding under the Note, the Company shall not, unless waived in writing by the Lender:

         7.1 Consolidation, Merger, Sale of Assets. Consolidate with or merge into or with any other entity, or sell (other than sales of inventory in the ordinary course of business), transfer, lease or otherwise dispose of all or a substantial part of its assets.

         7.2 Liens. Create, incur, assume or suffer to exist any lien on any of its property, real or personal, except liens in existence at the date of the Closing as set forth on Exhibit E hereto or in favor of the Lender or liens disclosed to, and consented to in writing by the Lender.

         7.3 Additional Indebtedness. Create, incur, assume or suffer to exist any indebtedness except (a) indebtedness incurred under this Agreement, (b) current liabilities incurred in the ordinary course of business, or (c)

indebtedness existing on the date of this Agreement and disclosed to and approved by the Lender in writing, or (d) indebtedness in a principal amount not to exceed $100,000.00 and on terms no more favorable than those extended herein to the Lender (except that any security interests granted shall be expressly subordinate to the security interest of Lender).

         7.4 Guaranties. Assume, guarantee, endorse or otherwise become liable in connection with the indebtedness of any other person or entity except endorsements of negotiable instruments for deposit or collection in the ordinary course of business.

         7.5 Loan; Investments. Make or permit to exist any loans or advances to or investments in any person, firm, corporation or other entity.

         7.6 Dividends. Declare or pay any cash dividend or make any distribution on any class of its stock or purchase or redeem or otherwise acquire or retire for value any of its stock or securities of any class now or hereafter outstanding.

         7.7 Payment of Other Indebtedness. Default upon or fail to pay any of its other debts or obligations as the same mature.

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         7.8 Stock Split or Combination; Par Value. Effect any stock split or combination whatsoever or change the par value of its Common Stock or Preferred Stock.


ARTICLE VIII. EVENTS OF DEFAULT AND REMEDIES

         8.1 Events of Default. The term "Event of Default" shall mean any of the following events:

                  (a) The Company shall default in the payment when due of any principal or interest on the Note;

                  (b) The Company shall default in the due performance and observance of any of the obligations or covenants contained in Article VII of this Agreement;

                  (c) The Company shall default (other than a default under subsections (a) or (b) above) in the due performance and observance of any of the obligations or covenants contained in this Agreement, the Security Agreement, the Registration Rights Agreement, the Warrants or the Note and such default shall continue unremedied for a period of five (5) days from the occurrence of such default;

                  (d) The Company shall become insolvent or generally fail to pay or admit in writing its inability to pay its debts as they become due; the Company shall apply for, consent to, or acquiesce in the appointment of a trustee, receiver or other custodian for itself or any of its property, or make a general assignment for the benefit of its creditors; a trustee, receiver or other custodian shall otherwise be appointed for the Company or any of its assets and not be discharged within sixty (60) days; any bankruptcy, reorganization, debt arrangement, or other case or proceeding under any bankruptcy or insolvency law, or any dissolution or liquidation proceeding shall be commenced by or against the Company and be consented to or acquiesced in by the company or remain undismissed for sixty (60) days; or the Company shall take any corporate action to authorize, or act in furtherance of, any of the foregoing;

                  (e) Any final judgments, writs, warrants of attachment, executions or similar process (not covered by insurance) in an aggregate amount in excess of $25,000.00 shall be issued or levied against the Company or any of its assets and shall not be released, vacated or fully bonded within sixty (60) days after its issue or levy;

                  (f) Any representation or warranty set forth in this Agreement, the Registration Rights Agreement or the Security Agreement shall be untrue in any material respect on the date as of which the facts set forth therein are stated or certified; or

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



                  (g) There is a change in the business, operation or condition (financial or otherwise) of the Company such that the Lender shall reasonably believe that the prospect of payment under the Note is impaired.

         8.2 Remedies.  Upon the occurrence of an Event of Default:

                  (a) All principal, interest and other charges and amounts under the Note (or renewals or extensions thereof) and this Agreement shall become immediately due and payable, without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived by the Company.


                  (b) Lender may exercise and enforce any and all rights and remedies available under the Security Agreement, the Note and any other document executed in connection with this Agreement, the Uniform Commercial Code or any other applicable remedy (including specific performance and injunctive relief), at law or in equity.

                  (c) In the event that, pursuant to the enforcement of any of the Lender's rights and remedies, the Lender receives proceeds from the disposition of any Collateral (as that term is defined in the

         Security Agreement) or otherwise receive payments of any kind or in any form, such proceeds or payments shall be applied first to the payment of any costs of collection and then to the payment of accrued interest and then to the payment of the principal amount of the Note. In the event of any litigation with respect to this Agreement or any of the documents entered into in connection herewith, the Company waives all rights to a jury trial and agrees not to assert any counterclaim, defense, offset or abatement of any nature.


ARTICLE IX. MISCELLANEOUS

         9.1 Amendment and Waiver. Neither this Agreement nor any provision hereof may be amended, modified, waived, discharged, or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the amendment, modification, waiver, discharge or termination is sought.

         9.2 Severability. Whenever possible, each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under applicable law. If, however, any provision of this Agreement shall be determined by a court of competent jurisdiction to be invalid or unenforceable, such provisions shall be ineffective to the extent of such invalidity or unenforceability, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

         9.3 Headings. The headings of various sections of this Agreement have been inserted for reference only and shall not be a part of this Agreement.


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


         9.4 No Waivers. No failure or delay on the part of the Lender in exercising any right, power or privilege hereunder and no course of dealing between the Company and the Lender shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

         9.5 Notices. Any notices required or contemplated hereunder shall be effective upon the placing thereof in the United States mail, certified mail and with return receipt requested, postage prepaid and addressed as set forth below or to such other address as may be designated by such party in a notice to the other parties in the manner provided herein:


         To the Company:             Bev-Tyme, Inc.
                                     [address to come]


         With a copy to:             Hartley Bernstein, Esq.
                                     Bernstein & Wasserman

                                     950 Third Avenue
                                     New York, New York 10022

         To the Lender:              Mr. Brian Stuart-Young
                                     President
                                     Ulster Investments Limited
                                     c/o Antigua International Trust Limited
                                     High Street - P.O.Box 1302
                                     St. John's, Antigua, West Indies

         With a copy to:             Barack, Ferrazzano, Kirschbaum & Perlman
                                     333 West Wacker Drive - Suite 2700
                                     Chicago, Illinois 60606
                                     Attn: Joshua S. Kanter, Esq.

         9.6 Governing Law. The parties hereto acknowledge that the principal place of business of the Lender is Antigua, West Indies and this Agreement, the Note, the Warrants, the Security Agreement, the Registration Rights Agreement, and each other document executed pursuant hereto shall be deemed to have been delivered, are to be performed within and shall each be deemed to be a contract made under, construed and interpreted in accordance with and governed by the internal laws of the Antigua, West Indies (without reference to (i) its judicially or statutorily pronounced rules regarding conflict of law or choice of law; (ii) where any instrument is executed or delivered; (iii) where performance required by any instrument is made or required to be made; (iv) where any breach of any provision of any instrument occurs or any cause of action otherwise accrues; (v) where any action or other proceeding is instituted or pending; (vi) the nationality, citizenship, domicile, principal place of business, or jurisdiction, organization or domestication of any party;
(vii) whether the laws of the forum jurisdiction would otherwise apply the laws of a jurisdiction other than Antigua, West Indies; or (viii) any combination of the foregoing.

         9.7 Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns, except that the Company may not assign or transfer its rights hereunder without the prior written consent of the Lender.

         9.8 Recitals Incorporated. The recitals to this Agreement are incorporated into and constitute an integral part of this Agreement.

         9.9 Expenses. The Company agrees to promptly pay, and hold the Lender harmless against liability for the payment of, the out-of-pocket expenses incurred by the Lender and the fees and out-of-pocket expenses of Barack, Ferrazzano, Kirschbaum & Perlman, as counsel to the Lender, arising in connection with the preparation, negotiation, execution and consummation of the transactions contemplated by this Agreement. The Lender can withhold from the closing proceeds funds sufficient to satisfy the aforementioned fees and out-of-pocket expenses or require that the Company provide a check in such amount at the Closing. Furthermore, in the event the Company and the Lender propose or agree to any modification, amendment or supplement to this Agreement or to the documents delivered in connection herewith, the Company agrees to promptly pay, and hold the Lender harmless against liability for the payment of, the out-of-pocket expenses incurred by the Lender and the fees and out-of-pocket expenses of Barack, Ferrazzano, Kirschbaum & Perlman, as counsel to the Lender, arising in connection with the preparation, negotiation and execution of such modification, amendment or supplement and the consummation of the transaction(s) contemplated thereby.


            [The remainder of this page is intentionally left blank]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers duly authorized as of the day and year first above written.

                                            THE COMPANY:

                                            BEV-TYME, INC.,
                                            a Delaware corporation


                                            By: /s/ Robert Sipper
                                                ----------------------------
                                                Its: President




                                            THE LENDER

                                            ULSTER INVESTMENTS LIMITED
                                            an Antigua, West Indies corporation

                                            By: /s/ Roslyn Yearwood
                                                ----------------------------
                                                Its: Secretary

                                            For and on behalf of:
                                            ANTIGUA INTERNATIONAL TRUST LTD.
                                            Director

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